UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-5565

DWS Mutual Funds, Inc.

(Exact Name of Registrant as Specified in Charter)

Two International Place

Boston, MA 02110

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	4/30/07

ITEM 1.               REPORT TO STOCKHOLDERS

APRIL 30, 2007

Semiannual Report
to Shareholders

DWS Gold & Precious Metals Fund

Contents

Click here Performance Summary

Click here Information About Your Fund's Expenses

Click here Portfolio Management Review

Click here Portfolio Summary

Click here Investment Portfolio

Click here Financial Statements

Click here Financial Highlights

Click here Notes to Financial Statements

Click here Account Management Resources

Click here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund is non-diversified and can take larger positions in fewer companies, increasing its overall potential risk. Because the fund concentrates its investments in securities related to gold and other precious metals, market price movements, regulatory changes and economic conditions as well as adverse political and financial factors will have a significant impact on the fund's performance. Investments in foreign securities markets are subject to additional risks including currency fluctuations, greater price volatility and less liquidity than US markets. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary April 30, 2007

Classes A, B and C

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 1, 2007 are 1.52%, 2.29% and 2.25% for Class A, Class B and Class C shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended April 30, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings for the 1-year, 3-year, 5-year and 10-year periods for Class B shares and the 3-year, 5-year, and 10-year periods for Class A and Class C shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares prior to their inception June 25, 2001 are derived from the historical performance of Class S shares of DWS Gold & Precious Metals Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 4/30/07
DWS Gold & Precious Metals Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	9.85%	-1.03%	22.08%	27.06%	11.73%
Class B	9.39%	-1.80%	21.16%	26.07%	10.85%
Class C	9.40%	-1.76%	21.21%	26.13%	10.87%
S&P 500® Index+	8.60%	15.24%	12.25%	8.54%	8.05%
London Bullion Market Association Gold PM Fix Price/USD++	12.13%	5.12%	20.34%	17.04%	7.13%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 4/30/07	$ 21.03	$ 20.82	$ 20.78
10/31/06	$ 23.21	$ 22.91	$ 22.88
Distribution Information: Six Months as of 4/30/07: Income Dividends	$ .26	$ .07	$ .08
Capital Gain Distributions	$ 3.98	$ 3.98	$ 3.98
Class A Lipper Rankings — Gold Oriented Funds Category as of 4/30/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	30	of	52	57
3-Year	40	of	48	82
5-Year	11	of	39	28

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Gold & Precious Metals Fund — Class A [] S&P 500 Index+ [] London Bullion Market Association Gold PM Fix Price/USD++

Yearly periods ended April 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 4/30/07
DWS Gold & Precious Metals Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,328	$17,148	$31,217	$28,581
	Average annual total return	-6.72%	19.69%	25.57%	11.07%
Class B	Growth of $10,000	$9,575	$17,587	$31,751	$28,002
	Average annual total return	-4.25%	20.71%	25.99%	10.85%
Class C	Growth of $10,000	$9,824	$17,808	$31,916	$28,073
	Average annual total return	-1.76%	21.21%	26.13%	10.87%
S&P 500 Index+	Growth of $10,000	$11,524	$14,143	$15,066	$21,681
	Average annual total return	15.24%	12.25%	8.54%	8.05%
London Bullion Market Association Gold PM Fix Price/USD++	Growth of $10,000	$10,512	$17,426	$21,966	$19,903
	Average annual total return	5.12%	20.34%	17.04%	7.13%

The growth of $10,000 is cumulative.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
++ The London Bullion Market Association Gold PM Fix Price/USD is the internationally published benchmark for the price of gold.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances.

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 1, 2007 is 1.25% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended April 30, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during the 3-year, 5-year, and 10-year periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 4/30/07
DWS Gold & Precious Metals Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class S	9.96%	-0.79%	22.43%	27.33%	11.99%
S&P 500 Index+	8.60%	15.24%	12.25%	8.54%	8.05%
London Bullion Market Association Gold PM Fix Price/USD++	12.13%	5.12%	20.34%	17.04%	7.13%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 4/30/07	$ 21.04
10/31/06	$ 23.26
Distribution Information: Six Months as of 4/30/07: Income Dividends	$ .32
Capital Gain Distributions	$ 3.98
Class S Lipper Rankings — Gold Oriented Funds Category as of 4/30/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	29	of	52	55
3-Year	39	of	48	80
5-Year	7	of	39	18
10-Year	10	of	24	40

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Gold & Precious Metals Fund — Class S [] S&P 500 Index+ [] London Bullion Market Association Gold PM Fix Price/USD++

Yearly periods ended April 30
Comparative Results as of 4/30/07
DWS Gold & Precious Metals Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$9,921	$18,352	$33,476	$31,032
	Average annual total return	-0.79%	22.43%	27.33%	11.99%
S&P 500 Index+	Growth of $10,000	$11,524	$14,143	$15,066	$21,681
	Average annual total return	15.24%	12.25%	8.54%	8.05%
London Bullion Market Association Gold PM Fix Price/USD++	Growth of $10,000	$10,512	$17,426	$21,966	$19,903
	Average annual total return	5.12%	20.34%	17.04%	7.13%

The growth of $10,000 is cumulative.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
++ The London Bullion Market Association Gold PM Fix Price/USD is the internationally published benchmark for the price of gold.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (November 1, 2006 to April 30, 2007).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended April 30, 2007
Actual Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 11/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/07	$ 1,098.50	$ 1,093.90	$ 1,094.00	$ 1,099.60
Expenses Paid per $1,000*	$ 7.80	$ 11.84	$ 11.58	$ 6.61
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 11/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/07	$ 1,017.36	1,013.49	$ 1,013.74	$ 1,018.50
Expenses Paid per $1,000*	$ 7.50	$ 11.38	$ 11.13	$ 6.36
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S
DWS Gold & Precious Metals Fund	1.50%	2.28%	2.23%	1.27%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, Co-Managers Euan Leckie and Greg Foulis discuss the market environment, fund performance and their strategy in managing DWS Gold & Precious Metals Fund during the six-month period ended April 30, 2007.

Q: How did the gold and precious metals sector perform during the reporting period?

A: Gold delivered a strong gain during the six-month period, rising 12.1% to close at $677/ounce (based on the London Bullion Market Association Gold PM Fixed Price/USD Index1). The metal maintained an upward trend, with the exception of two sharp downturns. The first occurred in early January, when commodities sold off on the basis of a weaker growth outlook for the year. This caused the price of gold to fall to a low of $603/ounce, but the metal recovered to reach a peak of nearly $700/ounce in late February due largely to weakness in the US dollar. The second decline, in late February/early March, followed China's decision to increase interest rates. This move led to concerns that growth in this important economy would slow, which in turn would likely result in lower demand for metals. However, escalating tensions between Iran and the West caused investors to seek the "safe haven" of gold, sparking a rally that ran from early March to the final week of April. Silver, meanwhile, largely tracked the price of gold but finished the period with a smaller gain of 9.6%.

1 The London Bullion Market Association Gold PM Fixed Price/USD Index is the internationally published benchmark for the price of gold. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

The platinum group metals continued to deliver outstanding gains. Platinum rose 19.5% while palladium rose 15.9%, reflecting an imbalance of supply and demand. On the demand side, tougher emissions laws are leading to higher usage of these metals in new car exhaust systems. At the same time, supply is restricted by the fact that mines are present in only a few countries, mainly South Africa.

Q: What were the important factors affecting the gold price?

A: The key themes were largely unchanged from those we have discussed in the past two shareholder reports. The US dollar fell 6.5% against the euro, providing a boost for gold. (Since gold is traded in dollars, the declining value of the dollar makes the metal worth more in dollar terms.) While this had an important impact on the gold price, other important factors also came into play. Investment demand remains strong, with the growing popularity of the various exchange-traded funds (ETFs) that track the price of gold leading the ETFs to purchase significant amounts of bullion. Gold owned in these vehicles now totals over 600 tons, which is equivalent to the tenth-largest gold holding in the world. As an illustration, holdings in the ETFs now account for about the same amount of gold held by China. A key feature here is that the level of assets in the ETFs has not fallen when the gold price has fallen, meaning that these investments appear to be in the hands of longer-term investors. Silver has also benefited from new demand from an ETF that started in April 2006. As with gold, physical silver is steadily being purchased by the ETF, which has been a positive for this market.

Producer de-hedging continues to be a significant source of demand for gold. To review, gold companies can "hedge" their production forward by selling gold they have not yet mined at a specified price. When the gold price is falling, this helps mining companies' earnings because they have locked in a higher price. But when the gold price rises, hedges become a liability since companies are committed to sell their output at below-market prices. The result is that companies have been buying back gold to close out their hedges — creating a source of additional demand. In 2006, for example, Barrick Gold Corp. bought back 9.4 million ounces of its contracts and has bought back another 1.3 million ounces so far in 2007. The company now no longer hedges. Buenaventura closed out 483,000 ounces, a quarter of its hedging program, while Lihir Gold Ltd. is closing out 935,000 ounces. Since many investors in gold-related equities, including the fund, want exposure to the gold price and are demanding that these companies eliminate their hedging, de-hedging can remain an important source of demand. A recent survey showed there are still around 1,500 tons of gold in hedging contracts held by gold companies.

This new demand has not been met by new production. World mine production fell 3% in 2006 according to data produced by Gold Fields Mineral Services (GFMS), a leading consulting group that has been surveying the industry for 40 years. Older mines are experiencing falling production, particularly in large, traditional gold-producing areas such as Nevada and South Africa. The development of new mines also is constrained by the shortage of capital equipment and experienced staff.

GFMS data shows that demand in the main consumption area for gold — jewelry — declined in 2006. However, this has been countered by the increased investment and de-hedging demand. In addition, the sales of gold by central banks have declined. This has long been a feature of the market, as central banks have been supplying 500 tons a year under a quota agreement signed by the major European gold holders. In 2006, however, central banks only sold around 390 tons. This shortfall was a positive for the market last year and it could continue in 2007.

Q: How did the fund perform?

A: For the semiannual period ended April 30, 2007, the fund's Class A shares delivered an absolute return of 9.85%. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 8 for the performance of other share classes and for more complete performance information.)

In comparison, the fund's primary benchmark — the Standard & Poor's 500® (S&P 500) Index — returned 8.60%.2 The fund's secondary benchmark, the London Bullion Market Association Gold PM Fixed Price/USD, rose 12.13% for the same period. For the six-month period, the fund outperformed the 9.44% average return of the 54 funds in its Lipper category, Gold Oriented Funds.3

2 The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
3 The Lipper Gold Oriented Funds category represents funds that invest primarily in shares of gold mines, gold-oriented finance houses, gold coins or bullions. Category returns assume reinvestment of dividends. It is not possible to invest directly in a Lipper category.

Q: What elements of the fund's positioning helped performance?

A: The fund continued to achieve a significant benefit from holding an underweight in large-cap gold stocks, most notably Newmont Mining Ltd. and Barrick Gold Corp., both of which signifcantly lagged the gold price.4 We see this trend continuing, as large-caps stocks do not have the growth that investors want. We believe this is particularly true in the case of Newmont, which has been reporting continued increases in operating costs.

4 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

The fund's overweight in mid-cap gold stocks relative to the large-caps continued to pay off during the semiannual period. Nevertheless, these mid-caps — as a group — did not outpace the price of gold itself. For example, holdings such as Kinross Gold Corp. and Meridian Gold, Inc., which have solid production growth, performed better than large-caps such as Newmont. Lihir Gold Ltd., Eldorado Gold Corp. and Bema Corp, which was acquired at a premium by Kinross Gold Corp., all benefited the fund's relative performance.

In the small-cap area, the fund had a number of holdings that did well. Great Basin Gold Ltd. and Anatolia Minerals Development Ltd., both of which are developing new mines, and Metallica Resources, Inc., whose new mine in Mexico is just coming into production, all delivered strong gains for the fund.

Platinum stocks, where the fund held a significant weighting of 20.3% as of April 30, 2007, produced outsized returns. Anglo Platinum Ltd. rallied during the period, as did Lonmin PLC. We also maintained the fund's modest position in silver stocks. The top performer here was Palmarejo Silver & Gold Corp., which reported further discoveries at its project in Mexico.

Q: What holdings detracted from performance?

A: During the most recent period, we avoided stocks that were hurt by political issues — a factor that has had a negative impact on performance in the past. However, we were disappointed with Goldcorp, Inc., which has not performed well since its merger with Glamis Gold in August 2006. The performance of Alamos Gold, Inc., whose new mine in Mexico has failed to meet expecations, also has been poor. We expect this problem to be rectified in time, as the company has discovered further gold nearby.

Q: What are your general thoughts on your market as we head into the second half of the year?

A: The past six months were unusual in that gold stocks did not perform in line with the price of bullion. The simple reason was that investors were not as keen to buy gold stocks as they were to buy gold. There are several possible causes for this, but the primary factor seems to be that the rise in the mining industry's operating costs has meant that profits have not risen as much as would normally be expected given the strength of the gold price.

We believe a firm foundation exists for a continued rally in gold. In addition, the underperformance of gold-related equities means that the asset class now looks relatively underpriced relative to gold itself, raising the likelihood that stocks could play "catch-up" in the coming months. This positive backdrop, in conjunction with the increasing geopolitical risk in the Middle East, underscores our view that gold remains a very important element of portfolio diversification.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Portfolio Summary

Asset Allocation	4/30/07	10/31/06

Common Stocks and Warrants	99%	98%
Exchange Traded Funds	1%	1%
Cash Equivalents	—	1%
	100%	100%
Quality Distribution (As a % of Common Stocks)	4/30/07	10/31/06

Tier breakdown of the Fund's common stocks Tier I: Premier producing companies	49%	51%
Tier II: Major established producers	30%	32%
Tier III: Junior producers with medium cost production	8%	8%
Tier IV: Companies with some production on stream or in start-up	4%	3%
Tier V: Primarily exploration companies with or without mineral resources	9%	6%
	100%	100%

Asset allocation and quality distribution are subject to change.

Ten Largest Equity Holdings at April 30, 2007 (61.6% of Net Assets)
1. Goldcorp, Inc.	9.8%
2. Gold Fields Ltd.	7.8%
3. Kinross Gold Corp.	7.6%
4. Lonmin PLC	7.3%
5. Anglo Platinum Ltd.	6.3%
6. Lihir Gold Ltd.	6.1%
7. Impala Platinum Holdings Ltd.	5.1%
8. Harmony Gold Mining Co., Ltd.	4.1%
9. Barrick Gold Corp.	3.9%
10. Agnico-Eagle Mines Ltd.	3.6%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 19. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of April 30, 2007 (Unaudited)

	Shares	Value ($)

Common Stocks and Warrants 98.8%
Australia 8.2%
Andean Resources Ltd.*	7,500,000	3,335,162
Equigold NL	2,100,000	3,192,558
Kingsgate Consolidated Ltd.	1,497,479	6,856,369
Mineral Deposits Ltd.*	3,550,000	3,896,308
Moto Goldmines Ltd.*	1,095,000	4,044,959
Newcrest Mining Ltd.	1,253,210	23,980,992
Sino Gold Mining Ltd.*	1,259,161	6,200,014
Sylvania Resources Ltd.*	2,692,000	3,499,903
(Cost $41,913,347)		55,006,265
Canada 43.5%
African Minerals Co. (Warrants) "SP" 144A, Expiration Date 11/21/2008* (a)	750,000	2,730,000
African Minerals Co. (Warrants) 144A, Expiration Date 9/24/2008* (a)	1,000,000	4,370,000
Agnico-Eagle Mines Ltd.	680,800	24,018,624
Alamos Gold, Inc.*	1,000,000	6,009,550
Anatolia Minerals Development Ltd.*	800,000	4,000,360
Aurelian Resources, Inc.*	50,900	1,579,877
AXMIN, Inc.*	800,000	627,084
Barrick Gold Corp.	930,084	26,103,358
Bear Creek Mining Corp.*	668,000	4,814,848
Crystallex International Corp.*	950,000	3,790,500
Eldorado Gold Corp.*	3,723,300	21,570,249
Gammon Lakes Resources, Inc.*	397,417	6,427,277
Gold Eagle Mines Ltd.*	240,000	1,846,653
Goldcorp, Inc. (b)	937,965	22,830,068
Goldcorp, Inc. (b)	1,765,100	42,843,314
Great Basin Gold Ltd. (Warrants) Expiration 4/19/2009 (a)	248,050	105,040
Great Basin Gold Ltd.*	2,646,100	6,055,585
High River Gold Mines Ltd.*	1,796,000	3,915,956
IAMGOLD Corp.	1,770,000	14,352,644
Kinross Gold Corp.*	3,833,639	51,016,171
Linear Gold Corp.*	520,000	2,412,830
Mag Silver Corp.*	256,000	2,087,395
Miramar Mining Corp.*	1,778,000	7,641,283
Palmarejo Silver & Gold Corp.*	1,229,150	9,524,002
Red Back Mining, Inc.*	400,000	2,003,784
Shore Gold, Inc.*	625,000	3,102,757
Silver Wheaton Corp.*	1,075,700	11,961,784
Silvercorp Metals, Inc.*	170,000	2,773,854
(Cost $255,742,510)		290,514,847
Papua New Guinea 6.1%
Lihir Gold Ltd.*(Cost $31,088,911)	16,560,000	40,729,793
Russia 2.7%
Polyus Gold (ADR)*(Cost $18,400,034)	398,071	18,274,788
South Africa 23.3%
Anglo Platinum Ltd.	259,870	41,793,252
Gold Fields Ltd. (ADR)	2,898,500	52,086,045
Harmony Gold Mining Co., Ltd. (ADR)*	1,721,600	27,339,008
Impala Platinum Holdings Ltd. (ADR)	1,050,400	33,954,180
(Cost $114,162,761)		155,172,485
United Kingdom 11.0%
Highland Gold Mining Ltd.*	1,469,700	5,146,807
Lonmin PLC	741,875	48,526,476
Petra Diamonds Ltd.*	378,237	1,201,514
Randgold Resources Ltd. (ADR)	760,000	18,202,000
(Cost $39,112,174)		73,076,797
United States 4.0%
CICH Resources Ltd. "A" (a)	700,000	1
Meridian Gold, Inc.*	785,500	19,833,875
Metallica Resources, Inc.*	1,307,000	6,594,468
(Cost $26,228,380)		26,428,344
Total Common Stocks and Warrants (Cost $526,648,117)		659,203,319

Exchange Traded Funds 1.3%
iShares Silver Trust* (Cost $8,649,125)	65,000	8,667,750

Cash Equivalents 0.0%
Cash Management QP Trust, 5.31% (c) (Cost $87,893)	87,893	87,893
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $535,385,135)+	100.1	667,958,962
Other Assets and Liabilities, Net	(0.1)	(516,417)
Net Assets	100.0	667,442,545
* Non-income producing security.
+ The cost for federal income tax purposes was $530,857,747. At April 30, 2007, net unrealized appreciation for all securities based on tax cost was $137,101,215. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $156,965,622 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $19,864,407.
(a) The Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The fund may be unable to sell a restricted security and it may be more difficult to determine a market value for a restricted security. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund. The future value of these securities is uncertain and there may be changes in the estimated value of these securities.
Schedule of Restricted Securities	Acquisition Date	Acquisition Cost ($)	Value ($)	Value as % of Net Assets
African Minerals Co. (Warrants) "SP" 144A	November 2003	6,000,000	2,730,000	0.41
African Minerals Co. (Warrants) 144A	September 2003	6,000,000	4,370,000	0.65
CICH Resouces Ltd.	June 2006	500,000	1	0.00
Great Basin Gold Ltd. (Warrants)	April 2007	0	105,040	0.02
Total Restricted Securities			7,205,041	1.08
(b) Securities with the same description are the same corporate entity but trade on different stock exchanges.
(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2007 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $535,297,242)	$ 667,871,069
Investment in Cash Management QP Trust (cost $87,893)	87,893
Total investments in securities, at value (cost $535,385,135)	667,958,962
Cash	785
Foreign currency, at value (cost $976,462)	994,014
Receivable for investments sold	8,705,795
Interest receivable	11,671
Receivable for Fund shares sold	901,303
Other assets	63,548
Total assets	678,636,078
Liabilities
Payable for investments purchased	6,729,228
Payable for Fund shares redeemed	1,057,394
Note payable	2,250,000
Accrued management fee	512,324
Accrued expenses and other liabilities	644,587
Total liabilities	11,193,533
Net assets, at value	$ 667,442,545
Net Assets
Net assets consist of: Distributions in excess of net investment income	(7,320,522)
Net unrealized appreciation (depreciation) on: Investments	132,573,827
Foreign currency related transactions	5,670
Accumulated net realized gain (loss)	41,168,591
Paid-in capital	501,014,979
Net assets, at value	$ 667,442,545

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2007 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($195,566,331 ÷ 9,300,139 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 21.03
Maximum offering price per share (100 ÷ 94.25 of $21.03)	$ 22.31

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($48,249,996 ÷ 2,317,244 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)
$ 20.82

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($104,976,026 ÷ 5,051,041 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)
$ 20.78
Class S Net Asset Value, offering and redemption price(a) per share ($318,650,192 ÷ 15,143,377 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 21.04
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended April 30, 2007 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $91,759)	$ 3,483,106
Interest — Cash Management QP Trust	98,441
Interest	9,651
Total Income	3,591,198
Expenses: Management fee	3,052,877
Administration fee	338,602
Services to shareholders	555,072
Custodian fee	63,200
Distribution service fees	997,652
Auditing	47,652
Legal	18,220
Directors' fees and expenses	11,165
Reports to shareholders	59,339
Registration fees	48,935
Interest expense	58,558
Other	21,463
Total expenses	5,272,735
Net investment income (loss)	(1,681,537)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	42,360,506
Foreign currency related transactions	(93,733)
42,266,773
Net unrealized appreciation (depreciation) during the period on: Investments	22,912,256
Foreign currency related transactions	6,221
22,918,477
Net gain (loss) on investment transactions	65,185,250
Net increase (decrease) in net assets resulting from operations	$ 63,503,713

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2007 (Unaudited)	Year Ended October 31, 2006
Operations: Net investment income (loss)	$ (1,681,537)	$ (3,564,775)
Net realized gain (loss) on investment transactions	42,266,773	131,591,943
Net unrealized appreciation (depreciation) during the period on investment transactions	22,918,477	86,297,831
Net increase (decrease) in net assets resulting from operations	63,503,713	214,324,999
Distributions to shareholders: From net investment income: Class A	(2,345,642)	(2,374,257)
Class B	(133,335)	(281,881)
Class C	(333,438)	(691,150)
Class AARP	—	(480,465)
Class S	(4,201,652)	(4,377,256)
Net realized gains: Class A	(36,041,717)	(8,491,670)
Class B	(7,908,718)	(1,967,735)
Class C	(17,337,704)	(4,640,119)
Class AARP	—	(1,498,874)
Class S	(51,613,571)	(13,439,963)
Fund share transactions: Proceeds from shares sold	92,301,732	216,397,367
Reinvestment of distributions	104,660,918	33,807,250
Cost of shares redeemed	(112,066,795)	(267,771,445)
Redemption fees	13,537	138,318
Net increase (decrease) in net assets from Fund share transactions	84,909,392	(17,428,510)
Increase (decrease) in net assets	28,497,328	158,653,119
Net assets at beginning of period	638,945,217	480,292,098
Net assets at end of period (including distributions in excess of net investment income and undistributed net investment income of $7,320,522 and $1,375,082, respectively)	$ 667,442,545	$ 638,945,217

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended October 31,	2007[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 23.21	$ 16.97	$ 19.53	$ 20.66	$ 9.33	$ 6.83
Income (loss) from investment operations: Net investment income (loss)[b]	(.05)	(.12)[e]	(.17)	(.25)	(.18)	(.07)
Net realized and unrealized gain (loss) on investment transactions	2.11	7.75	(.73)	.37	11.57	2.63
Total from investment operations	2.06	7.63	(.90)	.12	11.39	2.56
Less distributions from: Net investment income	(.26)	(.30)	—	(1.25)	(.06)	(.06)
Net realized gains on investment transactions	(3.98)	(1.09)	(1.66)	—	—	—
Total distributions	(4.24)	(1.39)	(1.66)	(1.25)	(.06)	(.06)
Redemption fees	.00***	.00***	.00***	—	—	—
Net asset value, end of period	$ 21.03	$ 23.21	$ 16.97	$ 19.53	$ 20.66	$ 9.33
Total Return (%)[c]	9.85**	46.79[e]	(4.62)	.48[d]	122.10[d]	37.88
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	196	191	133	146	134	8
Ratio of expenses before expense reductions (%)	1.50*	1.55	1.62	1.72	1.90	1.93
Ratio of expenses after expense reductions (%)	1.50*	1.55	1.62	1.62	1.85	1.93
Ratio of net investment income (loss) (%)	(.44)*	(.53)[e]	(.99)	(1.34)	(1.23)	(.61)
Portfolio turnover rate (%)	47*	69	53	76	80	163
[a] For the six months ended April 30, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note G). The non-recurring income resulted in an increase in net investment income of $0.008 per share and an increase in the ratio of net investment income of 0.03%. Excluding this non-recurring income, total return would have been 0.04% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B Years Ended October 31,	2007[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 22.91	$ 16.77	$ 19.45	$ 20.55	$ 9.31	$ 6.81
Income (loss) from investment operations: Net investment income (loss)[b]	(.13)	(.29)[e]	(.29)	(.39)	(.27)	(.14)
Net realized and unrealized gain (loss) on investment transactions	2.09	7.68	(.73)	.36	11.51	2.64
Total from investment operations	1.96	7.39	(1.02)	(.03)	11.24	2.50
Less distributions from: Net investment income	(.07)	(.16)	—	(1.07)	—	—
Net realized gains on investment transactions	(3.98)	(1.09)	(1.66)	—	—	—
Total distributions	(4.05)	(1.25)	(1.66)	(1.07)	—	—
Redemption fees	.00***	.00***	.00***	—	—	—
Net asset value, end of period	$ 20.82	$ 22.91	$ 16.77	$ 19.45	$ 20.55	$ 9.31
Total Return (%)[c]	9.39**	45.67[d,e]	(5.30)[d]	(.26)[d]	120.73[d]	36.71
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	48	46	32	32	24	5
Ratio of expenses before expense reductions (%)	2.28*	2.34	2.41	2.53	2.73	2.73
Ratio of expenses after expense reductions (%)	2.28*	2.33	2.36	2.36	2.69	2.73
Ratio of net investment income (loss) (%)	(1.22)*	(1.31)[e]	(1.73)	(2.08)	(2.07)	(1.41)
Portfolio turnover rate (%)	47*	69	53	76	80	163
[a] For the six months ended April 30, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note G). The non-recurring income resulted in an increase in net investment income of $0.008 per share and an increase in the ratio of net investment income of 0.03%. Excluding this non-recurring income, total return would have been 0.04% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended October 31,	2007[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 22.88	$ 16.75	$ 19.42	$ 20.53	$ 9.29	$ 6.81
Income (loss) from investment operations: Net investment income (loss)[b]	(.13)	(.28)[e]	(.28)	(.38)	(.29)	(.15)
Net realized and unrealized gain (loss) on investment transactions	2.09	7.66	(.73)	.35	11.53	2.64
Total from investment operations	1.96	7.38	(1.01)	(.03)	11.24	2.49
Less distributions from: Net investment income	(.08)	(.16)	—	(1.08)	—	(.01)
Net realized gains on investment transactions	(3.98)	(1.09)	(1.66)	—	—	—
Total distributions	(4.06)	(1.25)	(1.66)	(1.08)	—	(.01)
Redemption fees	.00***	.00***	.00***	—	—	—
Net asset value, end of period	$ 20.78	$ 22.88	$ 16.75	$ 19.42	$ 20.53	$ 9.29
Total Return (%)[c]	9.40**	45.71[e]	(5.26)	(.25)[d]	120.99[d]	36.77
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	105	100	76	84	40	2
Ratio of expenses before expense reductions (%)	2.23*	2.29	2.33	2.48	2.71	2.71
Ratio of expenses after expense reductions (%)	2.23*	2.29	2.33	2.35	2.63	2.71
Ratio of net investment income (loss) (%)	(1.17)*	(1.27)[e]	(1.70)	(2.07)	(2.01)	(1.39)
Portfolio turnover rate (%)	47*	69	53	76	80	163
[a] For the six months ended April 30, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note G). The non-recurring income resulted in an increase in net investment income of $0.008 per share and an increase in the ratio of net investment income of 0.03%. Excluding this non-recurring income, total return would have been 0.04% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended October 31,	2007[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 23.26	$ 17.01	$ 19.52	$ 20.65	$ 9.34	$ 6.83
Income (loss) from investment operations: Net investment income (loss)[b]	(.03)	(.06)[d]	(.13)	(.20)	(.12)	(.03)
Net realized and unrealized gain (loss) on investment transactions	2.11	7.76	(.72)	.36	11.52	2.62
Total from investment operations	2.08	7.70	(.85)	.16	11.40	2.59
Less distributions from: Net investment income	(.32)	(.36)	—	(1.29)	(.09)	(.08)
Net realized gains on investment transactions	(3.98)	(1.09)	(1.66)	—	—	—
Total distributions	(4.30)	(1.45)	(1.66)	(1.29)	(.09)	(.08)
Redemption fees	.00***	.00***	.00***	—	—	—
Net asset value, end of period	$ 21.04	$ 23.26	$ 17.01	$ 19.52	$ 20.65	$ 9.34
Total Return (%)	9.96**	47.12[d]	(4.34)	.70[c]	122.39[c]	38.36
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	319	303	215	240	248	114
Ratio of expenses before expense reductions (%)	1.27*	1.29	1.37	1.47	1.66	1.65
Ratio of expenses after expense reductions (%)	1.27*	1.29	1.37	1.33	1.64	1.65
Ratio of net investment income (loss) (%)	(.21)*	(.27)d	(.74)	(1.05)	(1.02)	(.33)
Portfolio turnover rate (%)	47*	69	53	76	80	163
[a] For the six months ended April 30, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note G). The non-recurring income resulted in an increase in net investment income of $0.008 per share and an increase in the ratio of net investment income of 0.03%. Excluding this non-recurring income, total return would have been 0.04% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Gold & Precious Metals Fund (the "Fund") is a non-diversified series of DWS Mutual Funds, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of April 30, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to an Exemptive Order issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

In July 2006, FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. On December 22, 2006, the SEC indicated that they would not object if a Fund implements FIN 48 in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. Management has begun to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in passive foreign investment companies and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. For the period from November 1, 2006 to March 11, 2007, the redemption or exchange of shares held for less than 30 days were assessed a fee of 2% of the total amount redeemed or exchanged. Effective March 12, 2007, the Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended April 30, 2007, purchases and sales of investment securities (excluding short-term investments) aggregated $160,164,382 and $195,403,823, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Deutsche Investments Australia Limited ("DIAL"), an affiliate of the Advisor, serves as subadvisor for the Fund. The Advisor compensates DIAL out of the management fee it receives from the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets accrued daily and payable monthly, at the following annual rates:

First $500 million of the Fund's average daily net assets	.915%
Over $500 million of such net assets	.865%

Accordingly, for the six months ended April 30, 2007, the fee pursuant to the Investment Management Agreement was equivalent to an annualized effective rate of 0.90% of the Fund's average daily net assets.

For the period from November 1, 2006 through September 30, 2007, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, proxy and organization and offering expenses) to the extent necessary to maintain the operating expenses of certain classes as follows:

Class B	2.34%
Class S	1.29%

Administration Fee. Pursuant to an Administrative Services Agreement with DIMA, the Advisor provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended April 30, 2007, the Advisor received an Administration Fee of $338,602, of which $57,586 is unpaid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the Fund's transfer agent, dividend-paying agent and shareholder service agent for Class A, B and C shares of the Fund. DWS Scudder Service Corporation ("DWS-SSC"), an affiliate of the Advisor, was the Fund's transfer agent, dividend-paying agent and shareholder service agent for Class S shares of the Fund. Effective April 1, 2007, DWS-SSC merged with DWS-SISC. The Board of the Fund approved a new transfer agency agreement between the Fund and DWS-SISC. The new transfer agency agreement is identical in substance to the previous transfer agency agreement for the Fund, except for the named transfer agent. Pursuant to a sub-transfer agency agreement among DWS-SISC, DWS-SSC (through March 31, 2007) and DST Systems, Inc. ("DST"), DWS-SISC and DWS-SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the six months ended April 30, 2007, the amounts charged to the Fund by DWS-SISC and DWS-SSC (through March 31, 2007) were as follows:

Services to Shareholders	Total Aggregated	Unpaid at April 30, 2007
Class A	$ 122,028	$ 39,701
Class B	32,139	14,162
Class C	41,628	17,199
Class S	164,616	52,802
	$ 360,411	$ 123,864

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2007, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2007
Class B	$ 177,295	$ 29,740
Class C	389,764	64,908
	$ 567,059	$ 94,648

In addition DWS-SDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annualized rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2007, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at April 30, 2007	Annualized Effective Rate
Class A	$ 248,640	$ 100,415.23%
Class B	56,830	21,779.24%
Class C	125,123	46,646.24%
	$ 430,593	$ 168,840

Underwriting and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2007, aggregated $36,090.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended April 30, 2007, the CDSC for Class B and C shares aggregated $36,889 and $9,081, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended April 30, 2007, DWS-SDI received $16,011 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended April 30, 2007, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $10,483, of which $3,491 is unpaid.

Directors' Fees and Expenses. As compensation for his or her services, each Independent Director receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairperson of the Board and the Chairperson of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Investing in Emerging Markets and Gold and Precious Metals Securities

Investing in gold and precious metal stocks may involve special risks and considerations, including volatility of gold and precious metal prices, not typically associated with investing in a wider diversification of industries. Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements and their prices more volatile than those of comparable securities in the United States of America.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 25 percent of its net assets under the agreement.

At April 30, 2007, the Fund had a $2,250,000 outstanding loan. Interest expense incurred on the borrowing was $58,558 for the six months ended April 30, 2007. The average dollar amount of the borrowings was $5,509,701, the weighted average interest rate on these borrowings was 5.79% and the Fund had a loan outstanding for sixty seven days throughout the period.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2007		Year Ended October 31, 2006
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	2,467,669	$ 54,620,095	4,704,203	$ 103,749,111
Class B	183,231	3,849,398	662,644	14,459,555
Class C	466,365	9,772,803	1,287,086	27,825,186
Class AARP*	—	—	436,323	9,713,810
Class S	1,106,414	24,059,436	2,718,110	60,649,705
		$ 92,301,732		$ 216,397,367
Shares issued to shareholders in reinvestment of distributions
Class A	1,623,723	$ 32,490,714	489,719	$ 9,265,484
Class B	352,858	7,011,403	107,025	2,012,100
Class C	742,651	14,726,776	242,035	4,543,006
Class AARP*	—	—	94,975	1,799,930
Class S	2,520,329	50,432,025	855,532	16,186,730
		$ 104,660,918		$ 33,807,250
Shares redeemed
Class A	(3,000,880)	$ (64,000,023)	(4,792,867)	$ (104,603,316)
Class B	(220,188)	(4,666,028)	(695,502)	(14,784,815)
Class C	(522,383)	(11,001,729)	(1,690,718)	(35,923,237)
Class AARP*	—	—	(569,816)	(12,212,594)
Class S	(1,501,272)	(32,399,015)	(4,607,299)	(100,247,483)
		$ (112,066,795)		$ (267,771,445)
Shares converted*
Class S	—	$ —	1,419,369	$ 33,227,788
Class AARP	—	—	(1,417,552)	(33,227,788)
		$		$ —
Redemption fees		$ 13,537		$ 138,318
Net increase (decrease)
Class A	1,090,512	$ 23,119,253	401,055	$ 8,475,211
Class B	315,901	6,194,920	74,167	1,690,323
Class C	686,633	13,498,405	(161,597)	(3,549,160)
Class AARP*	—	—	(1,456,070)	(33,916,353)
Class S	2,125,471	42,096,814	385,712	9,871,469
		$ 84,909,392		$ (17,428,510)
* On June 28, 2006, the Board of the Fund approved the conversion of the Class AARP shares of the Fund into the Class S shares of the Fund. This conversion was completed on July 14, 2006 and these shares are no longer offered.

G. Regulatory Matters and Litigation

Regulatory Settlements. On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DAMI") and Deutsche Investment Management Americas Inc. ("DIMA"), the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, would be distributed to funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including: formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that: at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for certain funds during this period; the funds retain a senior officer (or independent consultants) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DIMA"), Deutsche Asset Management, Inc. ("DAMI") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DAMI and SDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Accordingly, in October 2006, the Fund received $222,120 from the Advisor for its settlement portion, which is equivalent to $0.008 per share.

As part of the settlements, DIMA, DAMI and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Private Litigation Matters. The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

Account Management Resources

For shareholders of Classes A, B and C
Automated Information Line	(800) 621-1048 Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.
Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9356
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C
Nasdaq Symbol	SGDAX	SGDBX	SDGCX
CUSIP Number	23337E 105	23337E 204	23337E 303
Fund Number	419	619	719
For shareholders of Class S
Automated Information Line	(800) 728-3337 Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.
Web Site	www.dws-scudder.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9669
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class S
Nasdaq Symbol	SCGDX
Fund Number	2019

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the DWS Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2006

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Gold & Precious Metals Fund, a series of DWS Mutual Funds, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	June 27, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Gold & Precious Metals Fund, a series of DWS Mutual Funds, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	June 27, 2007

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	June 27, 2007